Federated International Strategic Value Dividend Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER IVFAX)
CLASS C SHARES (TICKER IVFCX)
INSTITUTIONAL SHARES (TICKER IVFIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2015
The following changes will be effective December 31, 2015:
1. Please remove all references to Walter C. Bean in the documents listed above.
2. Under the “Fund Summary Information” section of the Prospectus, please add the following under the sub-heading “Fund Management”:
“Jared S. Hoff, Associate Portfolio Manager, has been the Fund's associate portfolio manager since December 2015 and has been a member of the Fund's investment management team since January 2012.”
3. Under the “Who Manages the Fund” section of the Prospectus, please add the following under the sub-heading “Portfolio Management Information”:
“Jared S. Hoff
Jared S. Hoff, Associate Portfolio Manager, has been the Fund's associate portfolio manager since December 2015, and is a Vice President of the Fund's Adviser. Mr. Hoff joined Federated in July 2000. He held various financial analyst positions with Federated subsidiary companies between 2000 and 2011, and became an Associate Portfolio Manager with the Fund's Adviser in January 2012. Mr. Hoff received his B.S., Business Administration from Duquesne University and his M.B.A. from Carnegie Mellon University. Mr. Hoff has 14 years of investment experience.”
4. Under the “Who Manages and Provides Services to the Fund” section of the Statement of Additional Information, please add the following under the sub-heading “Portfolio Manager information”:
“Jared Hoff, Associate Portfolio Manager
Types of Accounts Managed By Jared Hoff	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	0 / $0
Other Pooled Investment Vehicles	0 / $0
Other Accounts	293 / $14.0 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001 - $50,000.
Jared Hoff is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the associate portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this associate portfolio manager role.
IPP is measured for the rolling one, three and five calendar year periods on pre-tax gross total return on an absolute basis and versus the Fund's designated peer group of comparable accounts. In addition, performance is measured based on the Fund's average gross one-year distribution yield for one, three and five calendar year periods on an absolute basis and versus a designated peer group of comparable accounts. Performance is also measured on the Fund's average one, three and five year dividend growth rate on an absolute basis and versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. Mr. Hoff provides research and analytical support for other funds/accounts. Such other funds/accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the associate portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the associate portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
In addition, Jared Hoff was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.”
December 28, 2015

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452961 (12/15)
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